UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

ANTARES PHARMA, INC.

(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Princeton South, Suite 300, Ewing, NJ	08628
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (609) 359-3020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 22, 2013, upon the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Antares Pharma, Inc. (the “Company”), the Board approved performance stock units, restricted stock and stock option grants to purchase the Company’s common stock, $.01 par value, to certain of its senior executives, including its executive officers, pursuant to its long-term incentive program for senior executives, as modified for 2013. Under the modified program, the value of the annual award for each senior executive was delivered one-third in the form of performance stock units, one-third in the form of shares of restricted stock and one-third in the form of stock options, in each case granted under the Company’s 2008 Equity Compensation Plan, as amended (the “2008 Plan”). Previously, the value of the annual award for each senior executive was delivered one-third in the form of performance stock units and two-thirds in the form of stock options. The total value of the annual award to each senior executive is targeted at the 75th percentile of the value of annual awards granted by other companies in the Company’s peer group. Previously, the value of the annual awards was targeted at the median value of the annual awards granted by other companies in the Company’s peer group. The Committee determined that increasing the target value of the annual awards granted pursuant to the long-term incentive program was appropriate given that the Company has outperformed most of its peer group with respect to shareholder return over the past five years. In addition, the Committee also took into account the level of experience of the senior executives and the role the senior executives play in furthering the Company’s strategic corporate goals.

The performance stock unit awards made to the senior executives will be earned and vested and convert into actual shares of the Company’s common stock based on the Company’s attainment of certain performance goals measured over a multi-year performance period and the senior executive’s continued employment with the Company through that period. The actual number of shares of the Company’s common stock into which the performance stock units may convert will be calculated by multiplying the number of performance stock units by a performance percentage ranging from 0% to 150% based on the attained level of Company performance as measured in terms of the following three performance goals: net revenue targets, targets relating to clinical trials and filings with the Food & Drug Administration and product development and business development targets. All of the performance criteria are equally weighted.

For purposes of the first criterion, net revenue means GAAP revenue received by the Company in connection with ongoing operations.

Each performance criterion has levels of achievement designated as threshold; target and maximum with 50% of the performance stock units vesting if the threshold level is achieved; 100% of the of the performance stock units vesting if the target level is achieved and 150% of the performance stock units vesting if the maximum level is achieved; additionally the net revenue target also provides for 75% of the performance stock units vesting if the median performance level is achieved, which is defined as the midpoint between the threshold and target net revenue levels.

The actual number of performance stock units earned and vested will be based on the actual performance level achieved. In the event that the actual performance level achieved does not meet threshold performance (i.e., less than 50%) for an applicable performance measure, then no performance stock units will be earned and vested for that performance measure. Threshold level performance may be achieved for one performance measure and not another based on the Company’s actual performance during the performance period.

The actual number of performance stock units earned and vested will be determined by the Committee based on the actual performance level achieved with respect to the applicable performance goals based upon the audited financials for the performance period, subject to the items for which performance goals may be adjusted pursuant to the 2008 Plan and factoring in the weighting for each performance measure (as described above).

Should an executive officer’s employment with the Company terminate prior to the completion of the performance period, then his or her performance stock unit award will be forfeited, whether or not the performance goals are met. If a change of control occurs while an executive officer is employed by the Company, the performance stock unit award will vest as if target performance had been achieved as to each performance goal, such that the target number of shares subject to the award is deemed fully earned and vested as of the date of the change of control.

The table below summarizes the 2013 performance stock unit awards for the executive officers of the Company:

Named Executive Officer	Minimum Number of Actual Shares That May Be Earned	Target Number of Shares that May Be Earned	Maximum Number of Actual Shares That May Be Earned
Paul Wotton, Ph.D.	0	92,593	138,890
Mr. Robert F. Apple	0	33,670	50,505
Kaushik J. Dave, Ph.D	0	29,461	44,192

The table below summarizes the 2013 restricted shares of common stock and stock options awarded to the executive officers of the Company:

Named Executive Officer	Shares of Restricted Common Stock	Number of Stock Options
Paul Wotton, Ph.D.	92,593	163,690
Mr. Robert F. Apple	33,670	59,524
Kaushik J. Dave, Ph.D	29,461	52,083

The shares of restricted stock vest annually over a three year period, subject to the executive officer’s continued employment with the Company during that period and were otherwise granted on the same standard terms and conditions as other grants of restricted stock made pursuant to the 2008 Plan. The stock options (i) have a ten-year term, (ii) have an exercise price equal to the closing price of the Company’s common stock, as reported on NASDAQ, on the date of grant ($3.96), (iii) vest in quarterly installments over three years, subject to the executive officer’s continued employment with the Company during that period, and (iv) were otherwise granted on the same standard terms and conditions as other stock options granted pursuant to the 2008 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2013. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 15, 2013, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the first two nominees listed below to serve on the Board of Directors of the Company for a term of three years and the third nominee listed below to serve on the Board of Directors of the Company for a term of one year.

Nominee	For	Against/Withheld	Abstain	Broker Non-Votes
1. Mr. Thomas J. Garrity	55,522,441	986,245	0	50,753,501
2. Dr. Jacques Gonella	55,629,971	878,715	0	50,753,501
3. Mr. Marvin Samson	55,643,397	865,289	0	50,753,501

2.	Approval of the amendment and restatement of the 2008 Plan to increase the maximum number of shares authorized for issuance under the 2008 Plan from 13,500,000 to 15,000,000.

For	Against/Withheld	Abstain	Broker Non-Votes
52,569,096	3,713,477	226,113	50,753,501

3.	Approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 150,000,000 shares to 200,000,000 shares.

For	Against/Withheld	Abstain	Broker Non-Votes
90,898,171	15,443,524	750,037	170,455

4.	Advisory vote for the approval of the Company’s named executive officer compensation.

For	Against/Withheld	Abstain	Broker Non-Votes
54,212,227	1,303,694	992,765	50,753,501

5.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2013.

For	Against/Withheld	Abstain	Broker Non-Votes
105,149,202	636,162	1,476,823	0

On the basis of the above votes, (i) the first two nominees listed above were elected to serve on the Board of Directors of the Company for a term of three years and the third nominee listed above was elected to serve on the Board of Directors of the Company for a term of one year; (ii) the amendment and restatement of the 2008 Plan to increase the maximum number of shares authorized for issuance under the 2008 Plan from 13,500,000 to 15,000,000 was approved; (iii) the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 150,000,000 shares to 200,000,000 shares was approved; (iv) the Company’s named executive officer compensation was approved in an advisory vote; and (iii) the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2013 was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of Antares Pharma, Inc.

3.2	Certificate of Incorporation of Antares Pharma, Inc. (Filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on April 12, 2006 and incorporated herein by reference.)

3.3	Certificate of Amendment to Certificate of Incorporation of Antares Pharma, Inc. (Filed as Exhibit 3.1 to Form 8-K on May 19, 2008 and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date:	May 24, 2013	By:	/s/ Paul K. Wotton
		Name: Title:	Dr. Paul K. Wotton President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of Antares Pharma, Inc.

3.2	Certificate of Incorporation of Antares Pharma, Inc. (Filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on April 12, 2006 and incorporated herein by reference.)

3.3	Certificate of Amendment to Certificate of Incorporation of Antares Pharma, Inc. (Filed as Exhibit 3.1 to Form 8-K on May 19, 2008 and incorporated herein by reference.)